                                                                    Exhibit 10.2

                         LONG TERM INCENTIVE PLAN (LTIP)
                             UNIT VESTING AGREEMENT

                        UNDER THE BOSTON PROPERTIES, INC.
                      1997 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:_____________________
No. of LTIP Units:________________________
Purchase Price per Unit:  $.25 per unit
Grant Date:__________________, 200_
Final Acceptance Date:_________________, 200_

     Pursuant to the Boston Properties, Inc. 1997 Stock Option and Incentive Plan (the "PLAN") as amended through the date hereof and the Second Amended and Restated Agreement of Limited Partnership of Boston Properties Limited Partnership, dated as of June 29, 1998, as amended through the date hereof (the "PARTNERSHIP AGREEMENT"), of Boston Properties Limited Partnership, a Delaware limited partnership (the "PARTNERSHIP"), Boston Properties, Inc., a Delaware corporation and the general partner of the Partnership (the "COMPANY") hereby grants to the Grantee named above an Other Stock-Based Award (an "AWARD") in the form of, and by causing the Partnership to issue to the Grantee named above, a Partnership Interest (as defined in the Second Amended and Restated Agreement of Limited Partnership (the "PARTNERSHIP AGREEMENT") of the Partnership, as amended) having the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein and in the Forty-Seventh Amendment to the Partnership Agreement, such Partnership Interest to be expressed as a number of Partnership Units (as defined in the Partnership Agreement) which shall be referred to as Long Term Incentive Units ("LTIP UNITS"). Upon acceptance of this Long Term Incentive Plan (LTIP) Unit Vesting Agreement (this "AGREEMENT"), the Grantee shall receive the number of LTIP Units specified above, subject to the restrictions and conditions set forth herein, in the Plan and in the Partnership Agreement.

     1. ACCEPTANCE OF AGREEMENT. The Grantee shall have no rights with respect to this Agreement unless he or she shall have accepted this Agreement prior to the close of business on the Final Acceptance Date specified above by (i) making a contribution to the capital of the Partnership by certified or bank check or other instrument acceptable to the Administrator (as defined in Section 2 of the Plan), of the Purchase Price per Unit specified above, times the number of LTIP Units to be issued to the Grantee as part of this Award, (ii) signing and delivering to the Partnership a copy of this Agreement and (iii) unless the Grantee is already a Limited Partner (as defined in the Partnership Agreement), signing, as a Limited Partner, and delivering to the Partnership a counterpart signature page to the Partnership Agreement (attached hereto as ANNEX A). The Purchase Price per Unit paid by the Grantee shall be deemed a contribution to the capital of the Partnership upon the terms and conditions set forth herein and in the Partnership Agreement. Upon acceptance of this Agreement by the Grantee, the Partnership Agreement shall be amended to reflect the issuance to the Grantee of the LTIP Units so accepted

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and the Partnership shall deliver to the Grantee a certificate of the Company certifying the number of LTIP Units then issued to the Grantee. Thereupon, the Grantee shall have all the rights of a Limited Partner of the Partnership with respect to the number of LTIP Units specified above, as set forth in the Partnership Agreement, subject, however, to the restrictions and conditions specified in Paragraph 2 below.

     2.   RESTRICTIONS AND CONDITIONS.

          (a) The records of the Partnership evidencing the LTIP Units granted herein shall bear an appropriate legend, as determined by the Partnership in its sole discretion, to the effect that such LTIP Units are subject to restrictions as set forth herein, in the Plan and in the Partnership Agreement.

          (b) LTIP Units granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

          (c) If the Grantee ceases to be a Director of the Company for any reason, subject to Section 13 of the Plan, prior to vesting of the LTIP Units granted herein, the Partnership shall have the right, at the discretion of the Administrator, to repurchase such LTIP Units from the Grantee or the Grantee's legal representative at the Purchase Price per Unit. The Partnership must exercise such right of repurchase or forfeiture by written notice to the Grantee or the Grantee's legal representative not later than 90 days following such cessation of Grantee's tenure as Director.

     3. VESTING OF LTIP UNITS. The restrictions and conditions in Paragraph 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee of the Company or one of its Subsidiaries on such Vesting Date or Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 2 shall lapse only with respect to the percentage of LTIP Units accepted by the Grantee hereunder that is specified as vested on such date.

         Percentage of LTIP Units         Vesting Date
         ------------------------         ------------
                 Vested
                 ------
                   50%                     __________, 200_

                   50%                     __________, 200_

     Subsequent to such Vesting Date or Dates, the LTIP Units on which all restrictions and conditions have lapsed shall no longer be deemed restricted.

     4. ACCELERATION OF VESTING IN SPECIAL CIRCUMSTANCES. If (i) the Grantee ceases to be a Director of the Company by reason of death, incapacity due to physical or mental illness or disability or (ii) a Change of Control (as defined in Section 16 of the Plan) occurs, any restrictions and conditions on all LTIP Units subject to this Award shall be deemed waived by the Administrator and all LTIP Units granted hereby shall automatically become fully vested.

                                        2
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     Anything to the contrary in the Plan notwithstanding, in the event a
Transaction (as defined in Section 3(c) of the Plan) occurs, the Board (as defined in the Plan), or the board of directors of any corporation assuming the obligations of the Company ("ACQUIROR") shall have the right to take the action specified in Section 3(c) of the Plan ("MERGER-RELATED ACTION") subject to the following limitations and qualifications:

          (a) if (i) all LTIP Units awarded to the Grantee hereunder are eligible, as of the time of the Merger-Related Action (and giving effect to the anticipated consummation of the Transaction as provided in Section 8.8 of the Partnership Agreement), for conversion into Common Units (as defined in the Partnership Agreement) and (ii) the Grantee is afforded the opportunity to effect such conversion and receive, in consideration for the Common Units into which his or her LTIP Units shall have been converted, the same kind and amount of consideration as other holders of Common Units in connection with the Transaction, then Merger-Related Action of the kind specified in either clause
(i) or clause (ii) of Section 3(c) of the Plan shall be permitted and available to the Company and the Acquiror;

          (b) if (i) some or all of the LTIP Units awarded to the Grantee hereunder are not, as of the time of the Merger-Related Action, so eligible for conversion into Common Units, and (ii) the acquiring or succeeding entity is itself, or has a subsidiary which is organized as a partnership or limited liability company (consisting of a so called "UPREIT" or other structure similar in purpose or effect to that of the Company and the Partnership), then Merger-Related Action of the kind specified in clause (i) of Section 3(c) of the Plan must be taken by the Acquiror with respect to all LTIP Units which are not so convertible at the time, whereby (A) all such LTIP Units covered by this Award shall be assumed by the acquiring or succeeding entity, or equivalent awards shall be substituted by the acquiring or succeeding entity, and (B) the acquiring or succeeding entity shall preserve with respect to the assumed LTIP Units or any securities to be substituted for such LTIP Units, as far as reasonably possible under the circumstances, the distribution, special allocation, conversion and other rights set forth in the Partnership Agreement for the benefit of the holders of LTIP Units; and

          (c) if (i) some or all of the LTIP Units awarded to the Grantee hereunder are not, as of the time of the Merger-Related Action, so eligible for conversion into Common Units, and (ii) the conditions set forth in Section 4(b) above cannot be satisfied after exercise of reasonable commercial efforts by the Company and/or Acquiror, then Merger-Related Action of the kind specified in clause (ii) of Section 3(c) of the Plan must be taken by the Company or the Acquiror, in which case such action shall be based on the principle that the settlement of the terminated award of LTIP Units which are not convertible into Common Units requires a payment of the same kind and amount of consideration payable in connection with the Transaction to a holder of the number of Common Units into which the LTIP Units to be terminated could be converted (including the right to make elections as to the type of consideration) if the Transaction were of a nature that permitted a revaluation of the Grantee's capital account balance under the terms of the Partnership Agreement, as determined by the Administrator in good faith in accordance with the Plan.

     5. DISTRIBUTIONS. Distributions on the LTIP Units shall be paid currently to the Grantee in accordance with the terms of the Partnership Agreement. The right to distributions set forth in this Section 5 shall be deemed a Dividend Equivalent Right for purposes of the Plan.

                                        3
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     6.   INCORPORATION OF PLAN. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan. Capitalized terms used in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

     7. COVENANTS, REPRESENTATION AND WARRANTIES. The Grantee hereby makes the covenants, representations and warranties and set forth on ANNEX B attached hereto. All of such covenants, warranties and representations shall survive the execution and delivery of this Agreement by the Grantee. The Grantee shall immediately notify the Partnership upon discovering that any of the representations or warranties set forth on ANNEX B were false when made or have, as a result of changes in circumstances, become false.

     8. TRANSFERABILITY. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

     9. AMENDMENT. The Grantee acknowledges that the Plan may be amended or discontinued in accordance with Section 14 thereof and that this Agreement may be amended or canceled by the Administrator, on behalf of the Partnership, for the purpose of satisfying changes in law or for any other lawful purpose, provided that no such action shall adversely affect the Grantee's rights under this Agreement without the Grantee's written consent. The provisions of Section 4 of this Agreement applicable to the termination of the LTIP Units covered by this Award in connection with a Transaction (as defined in the Plan) pursuant to
Section 3(b) of the Plan shall apply, MUTATIS MUTANDI to amendments, discontinuance or cancellation pursuant to this Section 9 or Section 14 of the Plan.

     10. NO OBLIGATION TO CONTINUE AS DIRECTOR. This Award does not confer upon the Grantee any right to continue as a Director.

     11. NOTICES. Notices hereunder shall be mailed or delivered to the Partnership at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Partnership or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

     12. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

                                    BOSTON PROPERTIES, INC.


                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:


                                    BOSTON PROPERTIES LIMITED
                                    PARTNERSHIP

                                    By:  Boston Properties, Inc., its general
                                         partner


                                         By:
                                            ----------------------------
                                            Name:
                                            Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the Grantee.


Dated:
      ---------------------         -------------------------------------------
                                    Grantee's Signature


                                    Grantee's name and address:

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------

                                     ANNEX A

                     FORM OF LIMITED PARTNER SIGNATURE PAGE
                    FOR PARTNERS ADMITTED AFTER JUNE 29, 1998

     The Grantee, desiring to become one of the within named Limited Partners of Boston Properties Limited Partnership, hereby becomes a party to the Second Amended and Restated Agreement of Limited Partnership of Boston Properties Limited Partnership by and among Boston Properties, Inc. and such Limited Partners, dated as of June 29, 1998, as amended. The Grantee agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

          Signature Line for Limited Partner:


                                              ----------------------------------
                                              Name:
                                              Date:

          Address of Limited Partner:
                                              ----------------------------------

                                              ----------------------------------

                                     ANNEX B

               GRANTEE'S COVENANTS, REPRESENTATIONS AND WARRANTIES

     The Grantee hereby represents, warrants and covenants as follows:

     (a) One or more of the following categories correctly describes the Grantee, and the Grantee has so indicated by marking in the boxes beside the category or categories which so describe the Grantee.

                           CHECK ALL BOXES THAT APPLY

     / /  (i)    The Grantee is an individual with a net worth (or net worth with his or her spouse) in excess of $1 million.

     / /  (ii)   The Grantee is an individual with income (without including any income of the Grantee's spouse) in excess of $200,000, or joint income with the Grantee's spouse, in excess of $300,000, in each of the two most recent years, and the Grantee reasonably expects to reach the same income level in the current year.

     / /  (iii)  The Grantee is a natural person who is a director or executive officer (as defined below) of either or both of the Partnership or the Company, the general partner of the Partnership. As used herein, "executive officer" shall mean the president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Partnership or the Company.

     (b) The Grantee has received and had an opportunity to review the following documents (the "BACKGROUND DOCUMENTS"):

          (i)    The Company's latest Annual Report to Stockholders;

          (ii) The Company's Proxy Statement for its most recent Annual Meeting of Stockholders;

          (iii) The Company's Report on Form 10-K for the fiscal year most recently ended;

          (iv) The Company's Form 10-Q for the most recently ended quarter if one has been filed by the Company with the Securities and Exchange Commission since the filing of the report described in clause (iii) above;

          (v) Each of the Company's Current Report(s) on Form 8-K, if any, filed since the end of the fiscal year most recently ended;

          (vi)   The Partnership Agreement;

          (vii)  The Plan; and

          (viii) The Company's Amended and Restated Certificate of
                 Incorporation.

     The Grantee also acknowledges that any delivery of the Background Documents and other information relating to the Company and the Partnership prior to the determination by the Partnership of the suitability of the Grantee as an LTIP Unitholder shall not constitute an offer of LTIP Units until such determination of suitability shall be made.

     (c)  The Grantee hereby represents and warrants that

          (i) The Grantee either (i) is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) by reason of his or her business and financial experience, together with the business and financial experience of those persons, if any, retained by the Grantee to represent or advise him or her with respect to the grant to him or her of LTIP Units, the potential conversion of LTIP Units into Common Units of the Partnership ("COMMON UNITS") and the potential redemption of such Common Units for shares of common stock of the Company ("REIT SHARES"), has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that he or she (A) is capable of evaluating the merits and risks of an investment in the Partnership and potential investment in the Company and of making an informed investment decision, (B) is capable of protecting his or her own interest or has engaged representatives or advisors to assist him or her in protecting his or her interests, and (C) is capable of bearing the economic risk of such investment.

          (ii) The Grantee understands that (A) the award of LTIP Units under the Plan involves risks different from, and in certain circumstances substantially greater than those involved in an award of a comparable number of REIT Shares as a "Restricted Stock Award" under the Plan; (B) the Grantee is responsible for consulting his or her own tax advisors with respect to the application of the U.S. federal income tax laws, and the tax laws of any state, local or other taxing jurisdiction to which the Grantee is or by reason of the award of LTIP Units may become subject, to his or her particular situation; (C) the Grantee has not received or relied upon business or tax advice from the Company, the Partnership or any of their respective employees, agents, consultants or advisors; (D) the Grantee provides services to the Partnership on a regular basis and in such capacity has access to such information, and has such experience of and involvement in the business and operations of the Partnership, as the Grantee believes to be necessary and appropriate to make an informed decision to accept this Award of LTIP Units; and (E) an investment in the Partnership and/or the Company involves substantial risks. The Grantee has been given the opportunity to make a thorough investigation of matters relevant to the LTIP Units and has been furnished with, and has reviewed and understands, materials relating to the Partnership and the Company and their respective activities (including, but not limited to, the Background Documents). The Grantee has been afforded the opportunity to obtain any additional information (including any exhibits to the Background Documents) deemed necessary by the Grantee to verify the accuracy of information conveyed to the Grantee. The Grantee confirms that all documents, records, and books pertaining to his or her receipt of LTIP Units which were requested by the Grantee have been made available or delivered to the Grantee. The Grantee has had an opportunity to ask questions of and receive answers from the Partnership and the Company, or from a person or persons acting on their behalf, concerning the terms and conditions of the LTIP Units. THE GRANTEE HAS RELIED UPON, AND IS MAKING ITS DECISION SOLELY UPON, THE BACKGROUND DOCUMENTS AND OTHER WRITTEN INFORMATION PROVIDED TO THE GRANTEE BY THE PARTNERSHIP OR THE COMPANY. The Grantee did not receive any tax, legal or financial advice from the Partnership or the Company and, to the extent it deemed necessary, has consulted with its own advisors in connection with its evaluation of the Background Documents and this Agreement and the Grantee's receipt of LTIP Units.

          (iii) The LTIP Units to be issued, the Common Units issuable upon conversion of the LTIP Units and any REIT Shares issued in connection with the redemption of any such Common Units will be acquired for the account of the Grantee for investment only and not with a current view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, without prejudice, however, to the Grantee's right (subject to the terms of the LTIP Units, the Plan and this Agreement) at all times to sell or otherwise dispose of all or any part of his or her LTIP Units, Common Units or REIT Shares in compliance with the Securities Act, and applicable state securities laws, and subject, nevertheless, to the disposition of his or her assets being at all times within his or her control.

          (iv) The Grantee acknowledges that (A) neither the LTIP Units to be issued, nor the Common Units issuable upon conversion of the LTIP Units, have been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such LTIP Units or Common Units are represented by certificates, such certificates will bear a legend to such effect, (B) the reliance by the Partnership and the Company on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Grantee contained herein, (C) such LTIP Units, or Common Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (D) there is no public market for such LTIP Units and Common Units and (E) neither the Partnership nor the Company has any obligation or intention to register such LTIP Units or the Common Units issuable upon conversion of the LTIP Units under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except, that, upon the redemption of the Common Units for REIT Shares, the Company currently intends to issue such REIT Shares under the Plan and pursuant to a Registration Statement on Form S-8 under the Securities Act, to the extent that the Grantee is eligible to receive such REIT Shares under the Plan at the time of such issuance, the Company has filed a Form S-8 Registration Statement with the Securities and Exchange Commission registering the issuance of such REIT Shares and such Form S-8 is effective at the time of the issuance of such REIT Shares. The Grantee hereby acknowledges that because of the restrictions on transfer or assignment of such LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units which are set forth in the Partnership Agreement or this Agreement, the Grantee may have to bear the economic risk of his or her ownership of the LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units for an indefinite period of time.

          (v) The Grantee has determined that the LTIP Units are a suitable investment for the Grantee.

          (vi) No representations or warranties have been made to the Grantee by the Partnership or the Company, or any officer, director, shareholder, agent, or affiliate of any of them, and the Grantee has received no information relating to an investment in the Partnership or the LTIP Units except the information specified in Paragraph (b) above.

     (e) So long as the Grantee holds any LTIP Units, the Grantee shall disclose to the Partnership in writing such information as may be reasonably requested with respect to ownership of LTIP Units as the Partnership may deem reasonably necessary to ascertain and to establish compliance with provisions of the Internal Revenue Code of 1986, as amended (the "CODE"), applicable to the Partnership or to comply with requirements of any other appropriate taxing authority.

     (f) The Grantee hereby agrees to make an election under Section 83(b) of the Code with respect to the LTIP Units awarded hereunder, and has delivered with this Agreement a completed, executed copy of the election form attached hereto as ANNEX C. The Grantee agrees to file the election (or to permit the Partnership to file such election on the Grantee's behalf) within thirty (30) days after the award of the LTIP Units hereunder with the IRS Service Center at which such Grantee files his or her personal income tax returns, and to file a copy of such election with the Grantee's U.S. federal income tax return for the taxable year in which the LTIP Units are awarded to the Grantee.

     (g) The address set forth on the signature page of this Agreement is the address of the Grantee's principal residence, and the Grantee has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such residence is sited.

     (h) The representations of the Grantee as set forth above are true and complete to the best of the information and belief of the Grantee, and the Partnership shall be notified promptly of any changes in the foregoing representations.

                                     ANNEX C

                 ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF
                 TRANSFER OF PROPERTY PURSUANT TO SECTION 83(B)
                          OF THE INTERNAL REVENUE CODE

     The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

     1. The name, address and taxpayer identification number of the undersigned are:

          Name:______________________________________ (the "TAXPAYER")

          Address:______________________________________________________

          ______________________________________________________________

          Social Security No. __________________________________________

     2. Description of property with respect to which the election is being made:

          The election is being made with respect to ________ LTIP Units in Boston Properties Limited Partnership (the "PARTNERSHIP").

     3. The date on which the LTIP Units were transferred is _________, 200_. The taxable year to which this election relates is calendar year 200_.

     4.   Nature of restrictions to which the LTIP Units are subject:

          (a) Until the LTIP Units vest, the Taxpayer may not transfer in any manner any portion of the LTIP Units without the consent of the Partnership.

          (b) The Taxpayer's LTIP Units vest in accordance with the vesting provisions described in the Schedule attached hereto. Unvested LTIP Units are forfeited in accordance with the vesting provisions described in the Schedule attached hereto.

     5. The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the LTIP Units with respect to which this election is being made was $0.25 per LTIP Unit.

     6. The amount paid by the Taxpayer for the LTIP Units was $0.25 per LTIP Unit.

     7. A copy of this statement has been furnished to the Partnership and its general partner, Boston Properties, Inc. (the "Company").

Dated:____________, 200_

                                                --------------------------------
                                                Name:


                                 SPOUSAL CONSENT

     The undersigned hereby consents to the making, by the undersigned's spouse, of the foregoing election pursuant to Section 83(b) of the Internal Revenue Code.


                                                --------------------------------
                                                (Signature)


(Type or Print Spouse's Name)

      SCHEDULE TO SECTION 83(b) ELECTION -VESTING PROVISIONS OF LTIP UNITS

     LTIP Units are subject to time-based vesting with 50% vesting on _________, 200_ and 50% vesting on _________, 200_, subject to acceleration in the event of certain extraordinary transactions or the Taxpayer ceasing to be a director of the Company in certain circumstances. Generally, unvested LTIP Units are subject to repurchase at cost in the event that the Taxpayer ceases to be a director of the Company.